UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 7, 2010

____________________________

ZHONGCHAI MACHINERY, INC.
(formerly Equicap, Inc.)

(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-31091	224 Tianmushan Road,	33-0652593
Zhongrong Chengshi Huayuan 5-1-602, Hangzhou, P.R. China 310007
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

904-418-9133
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 — Completion of Acquisition or Disposition of Assets

On June 7, 2010, Zhongchai Machinery, Inc. (“Registrant”) has received the new business license from Industrial and Commercial Management Bureau, and through its subsidiaries, completed the acquisition of the 25% minority interest of Zhejiang Zhongchai Machinery Co., Ltd (“ZhongChai JV”). ZhongChai JV is a Sino-foreign equity joint venture established in the Peoples Republic of China (the “PRC”) by the Registrant through its Hong Kong subsidiary, and a local party in the PRC, Xinchang Keyi Machinery Co., Ltd., the successor in interest to Xinchai Holding Group Co., Ltd. (“Xinchang Keyi”). ZhongChai JV manufacturers and sells gears and transmission in the PRC. The gears are sold to engine and transmission manufacturers for their engine and gearbox products. ZhongChai JV’s transmissions are sold primarily to forklift truck manufacturers.

In connection with the acquisition, the Articles of Association of ZhongChai JV were changed to eliminate the right of Xinchang Keyi to designate one director and the related obligation to have all significant matters put to the board of directors approved by the full board.  With these changes, ZhongChai JV will be operated as a wholly owned subsidiary with full control held by the Registrant.

The purchase price for the 25% minority interest of ZhongChai JV was $2,600,000.  The acquisition was approved by the agency of Ministry of Commerce in the PRC on May 4.  The source of funds for the purchase price came from _the working capital and borrowings. The acquisition agreement is attached as Exhibit 10.1 to this Form 8-K report.

Item 9.01 — Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired

Pursuant to SFAS No. 141 paragraph 11, the acquisition of some or all of the non-controlling interest in a subsidiary is not a business combination.  Therefore, the acquisition of 25% interest in ZhongChai JV by the Registrant is not treated as a business combination and as such, Rules 8-04 and 8-05 of Regulation S-X relating to financial statements of the acquired business and pro forma financial information are not required to be provided under Item 9.01 of this Current Report on Form 8-K.  The Registrant, however, is providing pro forma financial statements reflecting the acquisition for the convenience of investors.  Notwithstanding this pro forma statement, the prior financial statements of the Registrant have consolidated the full results of ZhongChai.

(b)	Pro Forma Financial Information

Included commencing at page 4 of this Current Report on Form 8-K.  See the explanation provided under Item 9.01(a) above.

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

Number	Description

10.1	Form of Acquisition Agreement for 25% Interest in ZhongChai JV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Equicap, Inc. (Registrant)

Date: June 9, 2010	By:	/s/ Peter Wang
Peter Wang,
Chairman, President and Chief Financial Officer

Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma consolidated financial statements of Equicap, Inc (the “Company”) have been prepared to indicate how the financial statements of the Company might have looked if the acquisition of 25% minority interest of Zhejiang Zhongchai Machinery Co., Ltd.(“Zhongchai”) had occurred as of the beginning of the period presented.

The pro forma consolidated financial statements should be read in conjunction with a reading of the historical financial statements of the Company. The pro forma consoidated financial statements are presented for illustrative purposes only and are not intended to be indicative of actual financial condition or results of operations had the acquisition of 25% minority interest of Zhongchai been in effect during the periods presented, or of financial condition or results of operations that may be reported in the future.

Equicap, Inc.
Unaudited Pro Forma Condensed Balance Sheet
March 31, 2010

	Historical	Pro Forma
	Equicap, Inc.
	Consolidated	Adjustments	Notes	Combined

ASSETS
Current assets
Cash & cash equivalents	$539,914	$-		$539,914
Restricted cash	90,441	-		90,441
Accounts receivable, net of allowance	2,426,475	-		2,426,475
Inventory	2,207,522	-		2,207,522
Notes receivable	1,058,565	-		1,058,565
Advance payments	5,329,020	-		5,329,020
Other receivables	597,275	-		297,228

Total current assets	12,249,212	-		12,249,165

Property and equipment, net	2,962,393	-		2,962,393

Goodwill	3,411,913	-		3,411,913

Other assets	708	-		708

Total assets	$18,624,226	$-		$18,624,226

LIABILITIES
Current liabilities
Accounts payable and accrued expenses	$3,121,790	$-		$3,121,790
Notes payable	90,441	-		90,441
Short-term bank loans	1,422,990	-		1,422,990
Taxes payable	178,256	-		178,256
Other current liabilities	667,453	2,600,000	(a)	3,267,453

Total current liabilities	5,480,930	2,600,000		8,080,930

Total liabilities	5,480,930	2,600,000		8,080,930

EQUITY
Stockholders’ equity
Common stock, $0.001 par value, 500,000,000
shares authorized, 27,613,019 shares issued and
Outstanding at March 31, 2010	27,613	-		27,613
Stock subscriptions receivable	(33,120)	-		(33,120)
Additional paid-in capital	16,484,097	-		16,484,097
Statutory reserves	124,460	-		124,460
Accumulated deficit	(8,158,417)	372,571	(c) (d)	(7,785,846)
Accumulated Other comprehensive income	1,431,995	-		1,431,995

Total stockholders' equity	9,876,628	372,571		10,249,199

Noncontrolling interest	3,266,668	(2,972,571)	(b)	294,097

Total liabilities and equity	$18,624,226	$-		$18,624,226

Equicap, Inc.
Unaudited Pro Forma Condensed Statements of Operations
For the Nine Months Ended March 31, 2010

	Historical		Pro Forma
	Equicap, Inc.	Adjustments	Notes	Combined

Sales	$7,040,579	$-		$7,040,579

Cost of sales	5,481,480	-		5,481,480

Gross profit	1,559,099	-		1,559,099

Operating expenses
Selling, general and administrative	916,530	-		916,530

Income from operations	642,569	-		642,569

Other income (expenses)
Interest income (expenses), net	(63,364)	-		(63,364)
Other income, net	56,598	159,844	(c)	216,442
Total other income (expenses)	(6,766)	159,844		153,078

Income before provision for income taxes	635,803	159,844		795,647

Provision for income taxes	140,541	-		140,541

Net income	495,262	159,844		655,106

Less: Net income attributable to noncontrolling interest	213,424	(212,727)	(d)	697

Net income attributable to Equicap	281,838	372,571		654,409

Other comprehensive income
Foreign currency translation adjustment	16,521	-		16,521

Comprehensive income	$298,359	$372,571		$670,930

Basic and diluted earnings per share	$0.01			$0.02

Weighted average number of common shares
outstanding:
Basic and Diluted	27,613,019			27,613,019

Equicap, Inc.
Notes to Pro Forma Adjustments

a)	Ajustment to record the cash that will be paid to purchase 25% ownership of Zhongchai.
b)	Ajustment to eliminate minority interest in Zhongchai.
c)	Ajustment to record minority interest over the purchase price.
d)	Ajustment to add 25% net income of Zhongchai in nine months ended March 2010.